UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 392-3419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 15, 2021, Inhibikase Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (“ThinkEquity”), as representative of the underwriters listed on Schedule 1 thereto, with respect to the issuance and sale of an aggregate of 15,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), in an underwritten public offering. The shares of Common Stock will be sold at a public offering price of $3.00 per share before underwriting discounts.

Pursuant to the Agreement, the Company also granted the underwriters a 45-day option to purchase up to an additional 2,250,000 shares of Common Stock to cover any over-allotments made by the underwriters in the sale and distribution of the Common Stock.

Pursuant to the Agreement, the Company expects to sell the Common Stock to the underwriters at a purchase price of $2.79 per share, representing a 7% discounted price from the price the underwriters shall sell the Common Stock to the public. The gross proceeds of the offering, before deducting underwriter discounts and commissions and other offering expenses, are approximately $45 million, or approximately $51.75 million if the underwriters exercise in full their over-allotment option.

The Common Stock is being offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-257032), which was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on June 15, 2021. A final prospectus relating to the offering will be filed with the SEC on or about June 17, 2021 and will be available on the SEC’s website at http://www.sec.gov. Copies of the final prospectus may be obtained, when available, from the offices of ThinkEquity, 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673, or by email at prospectus@think-equity.com.

The Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters (severally and not jointly), including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Agreement were made only for purposes of such Agreement and as of specific dates, were solely for the benefit of the parties to such Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The offering is expected to close on or about June 18, 2021, subject to customary closing conditions.

Pursuant to the Agreement, subject to certain exceptions, the Company, its directors and executive officers, and certain of its greater than 5% stockholders agreed not to offer, sell or otherwise dispose of any of the Common Stock held by them for a period commencing on the date of the Agreement and ending, in the case of the Company and its greater than 5% stockholders, three months from the date of the final prospectus filed with the SEC pursuant to Rule 424(b), and in the case of the Company’s directors and executive officers, six months from the date of the final prospectus filed with the SEC pursuant to Rule 424(b), without first obtaining the written consent of ThinkEquity.

Form of Representative’s Warrant Agreement

Pursuant to the Agreement, the Company agreed to issue and sell to the Representative an option to purchase an aggregate of 750,000 shares of Common Stock for an aggregate purchase price of $100 pursuant to a Representative’s Warrant Agreement (the “Representative’s Warrant Agreement”). The Representative’s Warrant Agreement shall be exercisable beginning June 15, 2022 at an initial exercise price of $3.75 per share of Common Stock and expires June 15, 2026.

General

The foregoing summaries of the offering and the terms of the Agreement and the form of the Representative’s Warrant Agreement are subject to, and qualified in their entirety by, such documents attached herewith as Exhibits 1.1 and 4.1, respectively, and are incorporated by reference herein.

A copy of the Company’s press release dated June 15, 2021 announcing the offering and pricing of the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus forming a part of the effective registration statement.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current expectations and assumptions and include statements regarding the expected timing of the closing of the offering and the possible offering of additional shares. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. One such uncertainty is that positive results from early clinical studies of the Company’s product candidates are not necessarily predictive of the results of later clinical studies and any current and future clinical trials of the Company’s product candidates. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, market conditions and the satisfaction of all conditions to, and the closing of, the offering, as well as those risk factors set forth from time to time in the Company’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021, including under the caption “Risk Factors.” Any forward-looking statement in this report speaks only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

1.1	Underwriting Agreement dated June 15, 2021 by and between Inhibikase Therapeutics, Inc. and ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters listed on Schedule 1 thereto (*)

4.1	Form of Representative’s Warrant Agreement (*)

99.1	Press Release dated June 15, 2021 (*)

(*)

Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021	INHIBIKASE THERAPEUTICS, INC.
	By:	/S/ MILTON H. WERNER
Milton H. Werner, Ph.D.
President and Chief Executive Officer